UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                        PURSUANT TO SECTION 13 FOR 15(D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                 Date of Event Requiring Report: August 18, 1997




                            CYBERAMERICA CORPORATION
             (Exact Name of Registrant as Specified on its Charter)


                        I-9418                      87-0509512
         (Commission File Number)           (IRS Employer Identification Number)


                                     NEVADA
         (State or Other Jurisdiction of Incorporation or Organization)




                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
                    (Address of Principal Executive Offices)




                                 (801) 575-8073
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5.           OTHER EVENTS
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Reverse Split

         The Board of Directors has authorized a 1-for-10 reverse split of the Company's Common Stock. The record date for the reverse split is October 31, 1997. The reverse split will affect both the number of shares issued and outstanding and the number of total authorized shares. All fractional shares resulting from the reverse split will be rounded up to the nearest whole share. The common stock constitutes the Company's only class of equity securities currently outstanding.

Debenture

         On September 16, 1997, the Company executed an Offshore Securities Subscription Agreement with Legong Investments, N.V., a foreign entity with principal offices at International Trade Center TMT26, Piscadera Bay, Curacao, Netherlands Antilles, ("Legong"). According to the Agreement, Legong purchased a $300,000 Convertible Debenture from the Company pursuant to an exemption from federal registration provided under Regulation S promulgated under the Act. The Debenture is convertible into shares of the Company's Common Stock at a conversion price of 70% of the bid price for the Common Stock on the date of conversion. The maturity date for the Debenture was September 16, 1997, at which time the Debenture would have been convertible into 7,000,000 shares of Common Stock, an amount equivalent to 50% of the Company's shares currently issued and outstanding. The Company, executed an Agreement to Extend Maturity of Debenture with Legong on October 16, 1997, which extended the maturity date of the Debenture to December 16, 1997.

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ITEM 9.           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S
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         On August 18, 1997, CyberAmerica Corporation,  (the "Company") executed a Rescission and Release  Agreement,  (the  "Agreement")  with East-West Trading
Corporation, a foreign corporation with principal offices at National Bank Building, Memorial Square, Charleston, Nevis, West Indies (East-West). Pursuant to the terms of the Agreement, East-West was issued 1,124,388 shares of the Company's Common Stock, all of which were issued pursuant to an exemption under Regulation S promulgated under the Securities Act of 1933, (the "Act").

         The Company executed the Agreement with East-West to settle claims potentially existing against the Company. East-West had previously paid the Company $114,650 pursuant to a transaction that was later rescinded with the payment still outstanding. The Company, therefore, issued 1,124,388 shares of the Company's Common Stock pursuant to an exemption under Regulation S promulgated under the Act to settle the debt to East-West. The shares were valued at $0.10 per share.


                 [THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK]


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 1997


                                CyberAmerica Corporation



                                By: /s/Richard D. Surber
                                Richard D. Surber, President
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                                INDEX TO EXHIBITS

EXHIBIT        PAGE              DESCRIPTION
NO.            NO.

                               MATERIAL CONTRACTS

10(i)(a)       4       Rescission and Release Agreement between the Company and
                       East Trading Corporation, dated August 18, 1997.

10(i) (b)      9       October  16,  1997,   Agreement  to  Extend  Maturity  of
                       Debenture between the Company and Legong investments.